                             SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C. 20549

                                          FORM 8-K

                                       CURRENT REPORT

                           Pursuant to Section 13 or 15(d) of the
                              Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 25, 2004

                  BEAR STEARNS ASSET BACKED SECURITIES I LLC
            (Exact name of registrant as specified in its charter)

        Delaware                   333-113636                  20-0842986

    (State or Other               (Commission               (I.R.S. Employer
      Jurisdiction                File Number)            Identification No.)
   of Incorporation)

383 Madison Avenue
New York, New York                                               10l79

 (Address of Principal                                         (Zip Code)
   Executive Offices)

Registrants telephone number, including area code, is (212) 272-2000

Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.

      (c) Exhibits.

      1.    Opinion of Orrick, Herrington & Sutcliffe LLP with respect to legality.
      2.    Opinion of Orrick,  Herrington & Sutcliffe LLP with respect to certain tax matters

                                    [8-K - S-3 Opinions]

      Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the Registrant
has duly  caused  this report to be signed on behalf of the  Registrant  by the  undersigned thereunto duly authorized.

                                    BEAR STEARNS ASSET BACKED
                                    SECURITIES I LLC

                                    By: /s/ Matthew Perkins
                                    Name:   Matthew Perkins
                                    Title:  Vice President

Dated: October 25, 2004

                                 EXHIBIT INDEX

              Item 601 (a) of
Exhibit       Regulation S-K
Number        Exhibit No.            Sequentially Numbered Description     Page

3             5                      Opinion of Orrick, Herrington &        5
                                     Sutcliffe LLP with respect to
                                     legality

3             8                      Opinion of Orrick, Herrington &        7
                                     Sutcliffe LLP with respect to
                                     certain tax matters

                                            5

                                                                                 Exhibit 5.3

                      [ORRICK, HERRINGTON & SUTCLIFFE LLP LETTERHEAD]

                                    October 26, 2004

Bear Stearns Asset Backed Securities I LLC
383 Madison Avenue
New York, New York 10179

Ladies and Gentlemen:

      At your request,  we have examined the  Registration  Statement on Form S-3,  filed by
Bear Stearns Asset Backed Securities I LLC, a Delaware corporation (the "Registrant"),  with the Securities and Exchange Commission on March 16, 2004 (the "Registration Statement"),  in
connection  with the  registration  under the Securities Act of 1933, as amended (the "Act")
of Asset-Backed  Certificates (the  "Certificates") and Asset-Backed Notes (the "Notes", and
together with the  Certificates,  the  "Securities").  The Securities are issuable in series
(each, a "Series").  The Securities of each Series will be issued pursuant to  documentation more  particularly  described in the prospectus and the  prospectus  supplement  relating to such Series,  forms of which have been included as part of the  Registration  Statement (the
"Issuing  Documentation").  The Securities of each Series are to be sold as set forth in the
Registration Statement,  any amendment thereto, and the prospectus and prospectus supplement relating to such Series.

      We have examined  such  instruments,  documents and records as we deemed  relevant and necessary as a basis of our opinion  hereinafter  expressed.  In such  examination,  we have assumed the following:  (a) the  authenticity  of original  documents and the genuineness of all  signatures;  (b) the  conformity to the  originals of all documents  submitted to us as copies;  and (c) the truth,  accuracy and completeness of the  information,  representations and warranties  contained in the records,  documents,  instruments and  certificates we have reviewed.

      Based on such  examination,  we are of the  opinion  that  when the  issuance  of each
Series of  Securities  has been duly  authorized  by  appropriate  corporate  action and the
Securities  of  such  Series  have  been  duly  executed,  authenticated  and  delivered  in accordance  with the related  Issuing  Documentation  relating to such Series and sold,  the
Securities will be legally issued,  fully paid, binding  obligations of the trust created by the issuer,  and the  holders of the  Securities  will be  entitled  to the  benefits of the related Issuing  Documentation,  except as enforcement  thereof may be limited by applicable bankruptcy, insolvency,  reorganization,  arrangement, fraudulent conveyance, moratorium, or other  laws  relating  to or  affecting  the  rights  of  creditors  generally  and  general
principles   of   equity,   including   without   limitation,   concepts   of   materiality,
reasonableness,  good faith and fair dealing,  and the possible  unavailability  of specific performance or injunctive  relief,  regardless of whether such  enforceability is considered in a proceeding in equity or at law.

      We hereby  consent  to the filing of this  opinion  as an exhibit to the  Registration
Statement and to the use of our name wherever  appearing in the  Registration  Statement and the prospectus  contained  therein.  In giving such consent,  we do not consider that we are
"experts,"  within the  meaning of the term as used in the Act or the rules and  regulations of the  Commission  issued  thereunder,  with  respect  to  any  part  of  the  Registration
Statement, including this opinion, as an exhibit or otherwise.

                                    Very truly yours,

                                    /s/ Orrick, Herrington & Sutcliffe LLP

                                    ORRICK, HERRINGTON & SUTCLIFFE LLP

                                            7

                                                                                 Exhibit 8.3

                      [ORRICK, HERRINGTON & SUTCLIFFE LLP LETTERHEAD]

                                    October 26, 2004

Bear Stearns Asset Backed Securities I LLC
383 Madison Avenue
New York, New York 10179

Ladies and Gentlemen:

      We have advised Bear Stearns  Asset Backed  Securities I LLC (the  "Registrant")  with respect to certain  federal  income tax  aspects of the  issuance by the  Registrant  of its
Asset-Backed  Certificates (the  "Certificates")  and Asset-Backed  Notes (the "Notes",  and
together with the  Certificates,  the  "Securities"),  each issuable in series.  Such advice conforms to the  description of selected  federal income tax  consequences to holders of the
Securities that appears under the heading  "Material Federal Income Tax  Considerations"  in the prospectus (the "Prospectus")  forming a part of the Registration  Statement on Form S-3 as filed by the Registrant with the Securities and Exchange  Commission under the Securities
Act of 1933,  as amended  (the  "Act"),  on March 16, 2004 (the  "Registration  Statement").
Such  description  does not purport to discuss all possible income tax  ramifications of the proposed issuance,  but with respect to those tax consequences  which are discussed,  in our opinion  the  description  is  accurate in all  material  respects.  To the extent that such description explicitly states our opinion, we hereby confirm and adopt such opinion herein.

      We hereby  consent  to the filing of this  opinion  as an exhibit to the  Registration
Statement and to the use of our name wherever  appearing in the  Registration  Statement and the Prospectus  contained  therein.  In giving such consent,  we do not consider that we are
"experts,"  within the  meaning of the term as used in the Act or the rules and  regulations of the  Commission  issued  thereunder,  with  respect  to  any  part  of  the  Registration
Statement, including this opinion as an exhibit or otherwise.

                                    Very truly yours,

                                    /s/ Orrick, Herrington & Sutcliffe LLP

                                    ORRICK, HERRINGTON & SUTCLIFFE LLP